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Exhibit 31.1

Certification Of The Chief Executive Officer Pursuant To Section
906 Of The Sarbanes - Oxley Act Of 2002

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Ludlum
Construction Co., Inc. (the "Company") hereby certifies that:

(i) the Quarterly Report on Form 10 Q-SB of the Company for the period ended June 30, 2002, as amended, (the Report) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

                            /s/   FLOYD D. WILKENSON
                            --------------------------
                            Floyd D. Wilkenson
                            Authorized Agent/Sole Director
                            Appointed by Board of Directors on
                            March 19, 2004
Dated:  December 13, 2004


Certification of the Chief Financial Officer Pursuant to Section
906 of the Sarbanes - Oxley Act Of 2002

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes - Oxley Act of 2002 the undersigned officer of Ludlum
Construction Co., Inc. (the "Company") hereby certifies that:

(i) the Quarterly Report on Form 10 Q-SB of the Company for the period ended June 30, 2002, as amended, (the Report) fully complies with the requirements of Section 13(a) or Section
15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.


                            /s/   FLOYD D. WILKENSON
                            --------------------------
                            Floyd D. Wilkenson
                            Authorized Agent/Sole Director
                            Appointed by Board of Directors on
                            March 19, 2004
Dated:  December 13, 2004